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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 relating to the financial statements and financial statement schedule of Edwards Lifesciences Corporation, which appears in the Edwards Lifesciences Corporation Form 10 dated April 5, 2000.



PricewaterhouseCoopers LLP

Chicago, Illinois
June 29, 2000